UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 - Other Events

Item 8.01 Other Events

Louisville Gas and Electric Company

On September 21, 2015, Louisville Gas and Electric Company (“LG&E”) entered into an underwriting agreement (the “LG&E Underwriting Agreement”) with BNP Paribas Securities Corp., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and Mizuho Securities USA Inc., as representatives of the several underwriters, relating to the offering and sale by LG&E of $300 million of 3.300% First Mortgage Bonds Series due 2025 (the “LG&E 2025 Bonds”) and $250 million of 4.375% First Mortgage Bonds due 2045 (the “LG&E 2045 Bonds” and, together with the LG&E 2025 Bonds, the “LG&E Bonds”).

The LG&E Bonds were issued on September 28, 2015, under LG&E’s Indenture (the “LG&E Indenture”), dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 4 thereto (the “LG&E Supplemental Indenture”), dated as of September 1, 2015 (collectively, the “LG&E Indenture”). The LG&E Bonds will be secured by the lien of the LG&E Indenture, which creates, subject to certain exceptions and exclusions, a lien on substantially all of LG&E’s real and tangible personal property located in Kentucky and used or to be used in connection with the generation, transmission and distribution of electricity and the storage, transportation and distribution of natural gas, as described therein.

The LG&E 2025 Bonds are due October 1, 2025, subject to early redemption, and the LG&E 2045 Bonds are due October 1, 2045, subject to early redemption. LG&E will use the net proceeds from the sale of the LG&E Bonds to repay short term debt, for the repayment of $250 million of LG&E’s 1.625% First Mortgage Bonds due November 15, 2015 and for other general corporate purposes.

The LG&E Bonds were offered and sold under LG&E’s Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-202290-03).

A copy of the LG&E Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference. The LG&E Supplemental Indenture and LG&E Officer’s Certificates are filed with this report as Exhibits 4(a), 4(c) and 4(d), respectively.

Kentucky Utilities Company

On September 21, 2015, Kentucky Utilities Company (“KU”) entered into an underwriting agreement (the “KU Underwriting Agreement”) with J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters, relating to the offering and sale by KU of $250 million of 3.300% First Mortgage Bonds Series due 2025 (the “KU 2025 Bonds”) and $250 million of 4.375% First Mortgage Bonds due 2045 (the “KU 2045 Bonds” and, together with the KU 2025 Bonds, the “KU Bonds”).

The KU Bonds were issued on September 28, 2015, under KU’s Indenture (the “KU Indenture”), dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 4 thereto (the “KU Supplemental Indenture”), dated as of September 1, 2015 (collectively, the “KU Indenture”). The KU Bonds will be secured by the lien of the KU Indenture, which creates, subject to certain exceptions and exclusions, a lien on substantially all of KU’s real and tangible personal property located in Kentucky and used or to be used in connection with the generation, transmission and distribution of electricity, as described therein.

The KU 2025 Bonds are due October 1, 2025, subject to early redemption, and the KU 2045 Bonds are due October 1, 2045, subject to early redemption. KU will use the net proceeds from the sale of the KU Bonds to repay short term debt, for the repayment of $250 million of KU’s 1.625% First Mortgage Bonds due November 1, 2015 and for other general corporate purposes.

The KU Bonds were offered and sold under KU’s Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-202290-04).

A copy of the KU Underwriting Agreement is attached as Exhibit 1(b) to this report and incorporated herein by reference. The KU Supplemental Indenture and KU Officer’s Certificates are filed with this report as Exhibits 4(b), 4(e) and 4(f), respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

1(a)	Underwriting Agreement, dated September 21, 2015, among Louisville Gas and Electric Company and BNP Paribas Securities Corp., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and Mizuho Securities USA Inc., as representatives of the several underwriters named therein.

1(b)	Underwriting Agreement, dated September 21, 2015, among Kentucky Utilities Company and J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named therein.

4(a)	Supplemental Indenture No 4, dated as of September 1, 2015, of Louisville Gas and Electric Company to The Bank of New York Mellon, as Trustee.

4(b)	Supplemental Indenture No. 4, dated as of September 1, 2015, of Kentucky Utilities Company to The Bank of New York Mellon, as Trustee.

4(c)	LG&E Officer’s Certificate, dated September 28, 2015 relating to the LG&E 2025 Bonds, pursuant to Section 201 and 301 of the LG&E Indenture.

4(d)	LG&E Officer’s Certificate, dated September 28, 2015 relating to the LG&E 2045 Bonds, pursuant to Section 201 and 301 of the LG&E Indenture.

4(e)	KU Officer’s Certificate, dated September 28, 2015 relating to the KU 2025 Bonds, pursuant to Section 201 and 301 of the KU Indenture.

4(f)	KU Officer’s Certificate, dated September 28, 2015 relating to the KU 2045 Bonds, pursuant to Section 201 and 301 of the KU Indenture.

5(a)	Opinion of Gerald A. Reynolds, General Counsel, Chief Compliance Officer and Corporate Secretary of Louisville Gas and Electric Company.

5(b)	Opinion of Gerald A. Reynolds, General Counsel, Chief Compliance Officer and Corporate Secretary of Kentucky Utilities Company.

5(c)	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the LG&E Bonds.

5(d)	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the KU Bonds.

5(e)	Opinion of Stoll Keenon Ogden PLLC as to the KU Bonds.

23(a)	Consent of Gerald A. Reynolds, General Counsel, Chief Compliance Officer and Corporate Secretary of Louisville Gas and Electric Company (included as part of Exhibit 5(a)).

23(b)	Consent of Gerald A. Reynolds, General Counsel, Chief Compliance Officer and Corporate Secretary of Kentucky Utilities Company (included as part of Exhibit 5(b)).

23(c)	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of Exhibit 5(c)).

23(d)	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of Exhibit 5(d)).

23(e)	Consent of Stoll Keenon Ogden PLLC (included as part of Exhibit 5(e)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Mark F. Wilten
Mark F. Wilten
Vice President, Treasurer and Chief Risk Officer

LG&E AND KU ENERGY LLC

By:	/s/ Kent W. Blake
Kent W. Blake
Chief Financial Officer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Kent W. Blake
Kent W. Blake
Chief Financial Officer

KENTUCKY UTILITIES COMPANY

By:	/s/ Kent W. Blake
Kent W. Blake
Chief Financial Officer

Dated: September 28, 2015